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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



    We consent to the reference to our firm under the captions "Summary Consolidated Financial Information," "Selected Consolidated Financial Data" and "Experts" and to the use of our reports dated March 1, 1994, in Amendment No. 1 to the Registration Statement (Form S-1, No. 033-52255) and related Prospectus of International Controls Corp. dated June 9, 1994.



                                          /s/_Ernst & Young



Kalamazoo, Michigan
June 9, 1994